Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of United Pan Am Financial Corp (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Garland W. Koch certifies in his capacity as Senior Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned have hereunto signed this Certification as of November 7, 2002.

/s/ GARLAND W. KOCH

Garland W. Koch Senior Vice President and Chief Financial Officer